FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, July 1, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.092 per share, payable on July 18, 2014, to shareholders of record on July 11, 2014 (ex-date July 9, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	June 2014 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.027	29.4%	$0.177	32.7%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	0.098	18.0%
Net Realized Long-Term Capital Gains	0.065	70.6%	0.267	49.3%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.092	100.0%	$0.542	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 30, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	10.96%
Current Fiscal YTD Annualized Distribution Rate (3)	6.83%

YTD Cumulative Total Return on NAV (4)	6.33%
YTD Cumulative Distribution Rate (5)	3.42%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, August 1, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.091 per share, payable on August 18, 2014, to shareholders of record on August 11, 2014 (ex-date August 7, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	July 2014 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.023	25.1%	$0.200	31.6%
Net Realized Foreign Currency Gains	0.002	1.7%	0.002	0.2%
Net Realized Short-Term Capital Gains	0.017	19.3%	0.115	18.2%
Net Realized Long-Term Capital Gains	0.049	53.9%	0.316	50.0%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.091	100.0%	$0.633	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	9.96%
Current Fiscal YTD Annualized Distribution Rate (3)	6.95%

YTD Cumulative Total Return on NAV (4)	5.45%
YTD Cumulative Distribution Rate (5)	4.06%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, September 2, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.092 per share, payable on September 19, 2014, to shareholders of record on September 12, 2014 (ex-date September 10, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	August 2014 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$0.010	10.7%	$0.210	29.0%
Net Realized Foreign Currency Gains	-	0.0%	0.002	0.2%
Net Realized Short-Term Capital Gains	0.001	0.8%	0.116	16.0%
Net Realized Long-Term Capital Gains	0.081	88.5%	0.397	54.8%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.092	100.0%	$0.725	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 29, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	10.16%
Current Fiscal YTD Annualized Distribution Rate (3)	6.86%

YTD Cumulative Total Return on NAV (4)	7.62%
YTD Cumulative Distribution Rate (5)	4.58%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, October 1, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.089 per share, payable on October 21, 2014, to shareholders of record on October 14, 2014 (ex-date October 9, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	September 2014 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$0.021	23.6%	$0.231	28.4%
Net Realized Foreign Currency Gains	-	0.0%	0.001	0.2%
Net Realized Short-Term Capital Gains	-	0.0%	0.055	6.7%
Net Realized Long-Term Capital Gains	0.068	76.4%	0.527	64.7%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.089	100.0%	$0.814	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 30, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	9.12%
Current Fiscal YTD Annualized Distribution Rate (3)	7.09%

YTD Cumulative Total Return on NAV (4)	5.10%
YTD Cumulative Distribution Rate (5)	5.32%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, November 3, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.090 per share, payable on November 20, 2014, to shareholders of record on November 13, 2014 (ex-date November 10, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	October 2014 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$0.012	13.1%	$0.243	26.9%
Net Realized Foreign Currency Gains	-	0.0%	0.001	0.1%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.078	86.9%	0.660	73.0%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.090	100.0%	$0.904	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	9.62%
Current Fiscal YTD Annualized Distribution Rate (3)	7.02%

YTD Cumulative Total Return on NAV (4)	6.62%
YTD Cumulative Distribution Rate (5)	5.85%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, December 1, 2014 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.091 per share, payable on December 18, 2014, to shareholders of record on December 11, 2014 (ex-date December 9, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	November 2014 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$0.000	0.3%	$0.244	24.5%
Net Realized Foreign Currency Gains	-	0.0%	0.001	0.1%
Net Realized Short-Term Capital Gains	0.004	4.6%	0.004	0.4%
Net Realized Long-Term Capital Gains	0.087	95.1%	0.746	75.0%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.091	100.0%	$0.995	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 28, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	9.24%
Current Fiscal YTD Annualized Distribution Rate (3)	6.97%

YTD Cumulative Total Return on NAV (4)	8.06%
YTD Cumulative Distribution Rate (5)	6.39%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, January 2, 2015 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.090 per share, payable on January 9, 2015, to shareholders of record on December 31, 2014 (ex-date January 6, 2015).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	December 2014 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$0.006	6.4%	$0.251	23.1%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.084	93.6%	0.834	76.9%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.090	100.0%	$1.085	100.0%

(1) YTD February 3, 2014 to January 9, 2015. (The distribution paid on January 9, 2014 was reportable for tax on Form 1099 in 2013)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 31, 2014
Average Annual Total Return on NAV for the 5-year period ended this month (2)	9.05%
Current Fiscal YTD Annualized Distribution Rate (3)	7.03%

YTD Cumulative Total Return on NAV (4)	7.86%
YTD Cumulative Distribution Rate (5)	7.03%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, February 2, 2015 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.088 per share, payable on February 20, 2015, to shareholders of record on February 12, 2015 (ex-date February 10, 2015).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	January 2015 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$-	0.0%	$-	0.0%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.049	55.6%	0.049	55.6%
Net Realized Long-Term Capital Gains	0.039	44.4%	0.039	44.4%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.088	100.0%	$0.088	100.0%

(1) YTD February 2, 2015 to January 11, 2016. (The distribution paid on January 9, 2015 was reportable for tax on Form 1099 in 2014)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 30, 2015
Average Annual Total Return on NAV for the 5-year period ended this month (2)	9.03%
Current Fiscal YTD Annualized Distribution Rate (3)	7.17%

YTD Cumulative Total Return on NAV (4)	-1.70%
YTD Cumulative Distribution Rate (5)	0.60%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

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